
Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Sep 30, 1999
Current Due Period Ending                           Oct 31, 1999
Prior Distribution Date                             Oct 14, 1999
Distribution Date                                   Nov 12, 1999
Beginning Trust Principal Receivables           3,995,587,708.41
Average Principal Receivables                   3,995,351,713.30
FC&A Collections (Includes Recoveries)             64,171,880.49
Principal Collections                             125,296,329.28
Additional Balances                                53,039,737.28
Net Principal Collections                          72,256,592.00
Defaulted Amount                                   30,002,479.06
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,884,610.00

Beginning Participation Invested Amount           659,876,210.01
Beginning Participation Unpaid Principal          659,876,210.00
Balance
Ending Participation Invested Amount              642,987,001.47
Ending Participation Unpaid Principal Balance     642,987,001.46

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                  10.065%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 659,876,210.01
Numerator for Fixed Allocation                    677,977,428.18
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Applicable Allocation Percentage                        16.5161%
Investor FC&A Collections                          10,598,690.76

Series Participation Interest Default Amount
Numerator for Floating Allocation                 659,876,210.01
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Floating Allocation Percentage                          16.5161%
Series Participation Interest Default Amount        4,955,238.89


Principal Allocation Components
Numerator for Floating Allocation                 659,876,210.01
Numerator for Fixed Allocation                    677,977,428.18
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.7506%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          659,876,210.00
Principal Balance
(e) Actual days in the Interest Period                        29
Series Participation Monthly Interest, [a*d*e]      3,588,076.89

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

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Series Participation Interest Monthly Principal
Available Investor Principal Collections,          16,889,208.54
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      11,933,969.65
or e]
(b) prior to Accelerated Amort. Date or not        11,933,969.65
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      16.5161%
(d) Net Principal Collections                      72,256,592.00
(e) after Accelerated Amort Date or Early Amort    21,261,728.42
Period, [f*g]
(f) Fixed Allocation Percentage                         16.9692%
(g) Collections of Principal
                                                  125,296,329.28

(h) Minimum Principal Amount, [Min(i,l)]            9,562,037.73
(i)  Floating Allocation Percentage of             20,694,064.71
Principal Collections
(j)  2.5% or 2.2% of the Series Participation      14,517,276.62
Interest Invested Amount
(k) Series Participation Interest Net Default       4,955,238.89
Payment Amount
(l)  the excess of (j) over (k)                     9,562,037.73

(m) Series Participation Interest Net Default       4,955,238.89
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    10,598,690.76
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,588,076.89
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,955,238.89
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,099,793.68
Excess [Sec. 4.11(a)(vi)]                             955,581.30

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  677,365,916.57

Seller's Interest Percentage                              17.40%

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

Series 1997-2

Owner Trust Calculations

Due Period Ending            Oct 31, 1999

Ending Payment Date          Nov 15, 1999



Calculation of Interest Expense


Index (LIBOR)                5.406250%

Accrual end date,             Nov 15, 1999
accrual beginning date        Oct 15, 1999
and days in Interest Period             31
                Class A-1    Class A-2   Class A-3     Class B     Certificate   Overcoll
                                                                                  Amount

Beginning       354,432,474  48,000,000   90,000,000   57,000,000   42,000,000   68,443,736
Unpaid
Principal
Balance

Previously             0.00        0.00        0.00          0.00         0.00
unpaid
interest/yield

Spread to index       0.18%       0.29%       0.40%         0.65%        1.00%

Rate (capped at   5.586250%   5.696250%   5.806250%     6.056250%    6.406250%
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield    1,704,956     235,445     449,984       297,261      231,693
Payable on the
Principal
Balance

Interest on            0.00        0.00        0.00          0.00        0.00
previously
unpaid
interest/yield

Interest/Yield    1,704,956     235,445     449,984       297,261      231,693
Due

Interest/Yield    1,704,956     235,445     449,984        297,261     231,693
Paid


Summary



Beginning       354,432,474  48,000,000  90,000,000     57,000,000   42,000,000  68,443,736
Security
Balance

Beginning       354,432,474  48,000,000  90,000,000     57,000,000   42,000,000
Adjusted
Balance

Principal Paid   17,026,683        0.00        0.00           0.00         0.00        0.00

Ending Security
Balance         337,405,792  48,000,000  90,000,000     57,000,000   42,000,000  68,581,210

Ending Adjusted
Balance         337,405,792  48,000,000  90,000,000     57,000,000   42,000,000
Ending
Certificate
Balance as %
Participation
Interest
Invested Amount                                                         6.5320%

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Targeted
Balance         334,353,241  67,538,545 103,126,855     67,780,750   55,789,840

Minimum
Adjusted                     16,000,000  30,000,000     19,000,000   14,000,000  17,000,000
Balance

Certificate
Minimum Balance                                                       6,494,812

Ending OC
Amount as                                                                        51,000,000
Holdback Amount

Ending OC
Amount as                                                                        17,581,210
Accelerated
Prin Pmts


Beginning Net          0.00        0.00        0.00           0.00         0.00        0.00
Charge offs

Reversals              0.00        0.00        0.00           0.00         0.00        0.00

Charge offs            0.00        0.00        0.00           0.00         0.00        0.00

Ending Net             0.00        0.00        0.00           0.00         0.00        0.00
Charge Offs


Interest/Yield   $1.8694688  $4.9051042  $4.9998264     $5.2151042   $5.5164931
Paid per $1000

Principal Paid  $18.6696083  $0.0000000  $0.0000000     $0.0000000   $0.0000000
per $1000


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

Series 1997-2  Owner Trust Calculations
Due Period                                          October 1999
Payment Date                                        Nov 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       16,889,208.54
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         137,474.21

Series Participation Interest Monthly Interest      3,588,076.89

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,704,955.58
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           235,445.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           449,984.38
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             297,260.94
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        231,692.71
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-     16,889,208.54
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                 0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance         137,474.21
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             531,264.07
Certificate - Sec. 3.05(a)(vii)


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


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt             0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                0.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback             0.00
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00

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